UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 3, 2014
ASIA PACIFIC BOILER CORPORATION
(Exact name of registrant as specified in its charter)
Nevada	333-176312	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Unit 10 & 11, 26th Floor, Lippo Centre Tower 2 89 Admiralty, Hong Kong		N/A
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		+852 3875 3362
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On April 15, 2014, Asia Pacific Boiler Corporation., (the “Company”) formally informed Malone Bailey, LLP of their dismissal as the Company’s independent registered public accounting firm.

(ii)

The reports of Malone Bailey, LLP on the Company’s financial statements as of and for the fiscal years ended June 30, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended June 30, 2013 and 2012, and through April 15, 2014, there have been no disagreements with Malone Bailey, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Malone Bailey, LLP would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

The Company has requested that Malone Bailey, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by Malone Bailey LLP is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

(1)

On April 3, 2014 the Company engaged Anton & Chia, LLP as its new independent registered public accounting firm.  During the two most recent fiscal years and through April 3, 2014, the Company had not consulted with Anton & Chia, LLP regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Anton & Chia, LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from Malone Bailey, LLC to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 17, 2014

ASIA PACIFIC BOILER CORPORATION
/s/ John Gong
John Gong
President and Director

Date:	April 17, 2014